THE LAZARD FUNDS, INC.
Lazard Global Equity Portfolio

Supplement to Prospectus dated May 1, 2001

          At a meeting of the Fund’s Board of Directors held on October 24, 2001, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) by the Fund on behalf of Lazard Global Equity Portfolio (“Global Equity Portfolio”) and Lazard International Equity Portfolio (“International Equity Portfolio”). The Plan provides for the transfer of all of the assets of Global Equity Portfolio, subject to its liabilities, to International Equity Portfolio in a tax free exchange for shares of International Equity Portfolio and the distribution of such shares to the shareholders of Global Equity Portfolio (the “Exchange”).

          International Equity Portfolio has the same investment objective, investment adviser, portfolio managers and distributor, and substantially similar investment policies, as Global Equity Portfolio. A special meeting of shareholders of Global Equity Portfolio to consider the Plan is scheduled to be held on December 12, 2001 at 10:00 a.m. Shareholders of record as of November 9, 2001 will be entitled to receive notice of, and to vote at, the meeting. A Prospectus/Proxy Statement that includes information about the proposed Exchange, Global Equity Portfolio and International Equity Portfolio will be mailed to Global Equity Portfolio shareholders prior to the meeting. If approved by shareholders, each Global Equity Portfolio shareholder would receive for his or her Global Equity Portfolio shares a number of Institutional or Open Shares, as applicable, of International Equity Portfolio equal in value to the aggregate net asset value of the shareholder’s Global Equity Portfolio shares as of the date of the Exchange.

          Effective October 25, 2001, Global Equity Portfolio will not accept new accounts.

October 25, 2001